LETTER TO THE SHAREHOLDERS OF THE JPM PIERPONT FEDERAL MONEY MARKET FUND

December 1, 1997

Dear Shareholder:

We are pleased to report that The JPM Pierpont Federal Money Market Fund outperformed its benchmark, the IBC U.S. Government & Agency Money Market Fund Average,* for the fiscal year ended October 31, 1997. The Fund returned 5.17% for the year versus a benchmark return of 4.78%. We believe that security selection and active maturity management contributed to the Fund's return for the year and that these investment decisions have helped the Fund to consistently outperform its benchmark(see table on page 2).

The Fund's net asset value remained $1.00 per share. The fund's net assets were approximately $239.1 million while the net assets of The Federal Money Market Portfolio, in which the Fund invests, totaled approximately $377.0 million on October 31, 1997, the end of the reporting period.

Highlights during the course of the year included obtaining ratings of AAA by Standard & Poor's and Aaa by Moody's in May and June, respectively, the highest rating these agencies assign to money market funds. Also, the Trustees broadened the list of allowable agency holdings to include offerings from the Tennessee Valley Authority and the Student Loan Marketing Association, both of which offer the tax-advantaged status of the Portfolio's other investments.

We also call your attention to the portfolio manager Q&A on page 3, in which Skip Johnson, the lead Portfolio manager, discusses some of the events affecting the market and how the Portfolio was positioned to respond to them.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding financial markets with you. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert
Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


*REPRESENTS THE IBC U.S. TREASURY & REPO MONEY MARKET FUND AVERAGE THROUGH 12/31/95 AND THE IBC U.S. GOVERNMENT & AGENCY MONEY MARKET FUND AVERAGE THEREAFTER.


TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . 1    FUND FACTS AND HIGHLIGHTS . . . . . . 5

FUND PERFORMANCE . . . . . . . . . 2    SPECIAL FUND-BASED SERVICES . . . . . 6

PORTFOLIO MANAGER Q&A. . . . . . . 3    FINANCIAL STATEMENTS. . . . . . . . . 8

Fund performance

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes a fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over a specified time period, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                           TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                      --------------------      ----------------------------------
                                      THREE        SIX          ONE       THREE     SINCE

AS OF OCTOBER 31, 1997                MONTHS       MONTHS       YEAR      YEARS     INCEPTION*
----------------------------------------------------------      ----------------------------------
The JPM Pierpont Federal
   Money Market Fund                  1.31%        2.62%        5.17%     5.23%     4.42%
IBC U.S. Government & Agency
   Money Market Fund Average**        1.20%        2.40%        4.78%     4.88%     4.14%
Lipper Retail U.S. Treasury
   Money Market Fund Average          1.20%        2.41%        4.78%     4.92%     4.19%


AS OF SEPTEMBER 30, 1997
----------------------------------------------------------      ----------------------------------
The JPM Pierpont Federal
   Money Market Fund                  1.30%        2.59%        5.14%     5.21%     4.40%
IBC U.S. Government &Agency
   Money Market Fund Average**        1.20%        2.39%        4.76%     4.85%     4.13%
Lipper Retail U.S. Treasury
   Money Market Fund Average          1.20%        2.40%        4.77%     4.90%     4.17%


*1/4/93 -- COMMENCEMENT OF OPERATIONS (AVERAGE ANNUAL TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS OF 1/4/93 THRU 10/31/97 IS 4.39%.

**REPRESENTS THE IBC U.S. TREASURY & REPO MONEY MARKET FUND AVERAGE THROUGH 12/31/95 AND THE IBC U.S. GOVERNMENT & AGENCY MONEY MARKET FUND AVERAGE THEREAFTER.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. PERFORMANCE OF THE IBC U.S. GOVERNMENT & AGENCY MONEY MARKET FUND AVERAGE IS THAT OF AN AVERAGE OF FUNDS MANAGED SIMILARLY TO THE FUND. IBC IS A NATIONALLY-RECOGNIZED SOURCE OF MONEY MARKET FUND DATA. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A


[PHOTOGRAPH]

Following is an interview with ROBERT R. ("SKIP") JOHNSON, a member of the portfolio management team for The Federal Money Market Portfolio, in which the Fund invests. Prior to joining Morgan in 1988, he held senior positions with the Bank of Montreal and U.S. Steel. This interview was conducted on November 28, 1997 and reflects Skip's views on that date.

HOW WOULD YOU CHARACTERIZE THE SHORT-TERM FIXED INCOME MARKETS OVER THE PAST 12 MONTHS?

RRJ: All through 1996 and the first quarter of 1997, short-term interest rates rose. The Federal Reserve tightened monetary policy by raising interest rates 25 basis points on March 25th, its last move so far, and since then, further tightening has been expected. However, economic growth for the year may be slowing down from its brisk pace. It was perceived to be slowing in June and interest rates rallied a bit. Then in August, there was new concern that the economy may be experiencing higher growth and thus the need for the Fed to tighten again.

The Fed tightening earlier this year may have increased short-term rates by 25 basis points, but there has been a significant rally in the market since then and short-term yields have fallen as investors sought comfort in the Treasury bill market. Some of the movement into money market funds was a result of the stock-market turbulence, followed by concerns about the currency crisis in the Pacific Rim. Also, the supply of Treasury bills has decreased due to an improvement in the Federal budget deficit. And, as always, many people just want to hold Treasury bills, regardless of the level of interest rates.

However, events in the Far East may have an impact on our own economy, and thus interest-rate levels. The strong third quarter real GDP growth rate of three and a half percent will be carefully watched to see if any erosion results from the events overseas. Some have forecast as much as a half a percent decline in real GDP due to the happenings in the Far East. Of course, our economy may be slowing on its own. We are forecasting slower growth and lower profit margins in 1998.

DO YOU THINK THAT THE FED HAS ANOTHER SURPRISE HIKE IN RATES IN MIND LIKE THE ONE EARLIER THIS YEAR?

RRJ: Over recent months, the yield of Treasury bills has been slightly lower than we had anticipated, and we would expect that there will not be much change in rates going foward. I think the Fed is probably on hold as far as a tightening is concerned, until we see some evidence of inflation.

We think that we may see rates go up a bit, and we wouldn't rule out the Fed tightening another 25 basis points next year, depending on levels of inflation. But you could very well see, twelve months from now, interest rates at the same level they're at today.

WHAT ARE THE PROSPECTS FOR INFLATION?

RRJ: Inflation has been held in check by a strong dollar as well as things like moderate health-care inflation. It's a sector that has been very well behaved and we're watching that very closely, as we are the strength of the dollar, which has made imported goods cheaper. There is almost no inflation in the pipeline of raw materials and intermediate materials, so we've been living in a very comfortable world as far as inflation is concerned.

THE BIG FOCUS HAS BEEN ON LABOR MARKET TIGHTNESS AND POTENTIAL WAGE INFLATION. RIGHT?

RRJ: I think that's the key. We feel that's where the pressure will begin. With the strains on capacity and the tight work force, pressure will be seen on wages before it's seen anywhere else.

HOW WILL THIS OUTLOOK AFFECT THE POSITIONING OF THE PORTFOLIO?

RRJ: For the most part we have kept the Portfolio at our mid-range duration, and we may position it a little shorter to take advantage of what we feel will be year-end pressure in the market. We want to be sure to take advantage of those rates as they rise. I think selecting the proper securities plays a role in investment performance; however we are constrained to buying only four Government agencies and Treasury securities, so the major contributor to outperformance of the benchmark will be our ability to manage the Portfolio's average maturity during fluctuations in the level of interest rates.

THE FOUR AGENCIES THE FUND CAN INVEST IN ARE THOSE WHICH HAVE ADVANTAGES FOR MANY INVESTORS, ISN'T THAT CORRECT?

RRJ: That's right. The agencies we can invest in are the Federal Farm Credit Bank, the Federal Home Loan Bank, the Tennessee Valley Authority, and the Student Loan Marketing Association. These were selected as having pass-through status in many states. As withTreasuries, income from these securities is usually exempt from state and local taxes.*



* INVESTORS SHOULD CONSULT WITH THEIR TAX ADVISOR TO DETERMINE ANY APPLICABLE STATE TAXES.

Fund facts


INVESTMENT OBJECTIVE
The JPM Pierpont Federal Money Market Fund seeks to provide current income, maintain a high level of liquidity, and preserve capital. It is designed for investors who seek to preserve capital and earn current income from a portfolio of direct obligations of the U.S. Treasury and obligations of certain U.S. government agencies.

------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/4/93

------------------------------------------------------------------------------
NET ASSETS AS OF 10/31/97
$239,074,166

------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
MONTHLY

LONG-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/19/97

EXPENSE RATIO
The Fund's annualized expense ratio of 0.40% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

Fund highlights
ALL DATA AS OF OCTOBER 31, 1997


DAYS TO MATURITY
(PERCENTAGE OF TOTAL INVESTMENTS)


0-30 days         29.0%
31-60 days        43.1%
61-90 days         0.0%
90+ days          27.9%


AVERAGE 7-DAY YIELD
5.15%


AVERAGE LIFE
43 days

Special fund-based services

PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

- create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

- make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

- make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.


IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced, long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH
Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. WHILE THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL CONTINUE TO DO SO.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund distributions and may reflect the reimbursement of fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

THE JPM PIERPONT FEDERAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Federal Money Market Portfolio
  ("Portfolio"), at value                          $239,510,179
Receivable for Expense Reimbursements                    15,200
Deferred Organization Expenses                            2,571
Prepaid Trustees' Fees                                    1,435
Prepaid Expenses and Other Assets                         1,217
                                                   ------------
    Total Assets                                    239,530,602
                                                   ------------
LIABILITIES
Dividends and Distributions Payable to
  Shareholders                                          355,351
Shareholder Servicing Fee Payable                        31,948
Administrative Services Fee Payable                       6,099
Administration Fee Payable                                1,156
Fund Services Fee Payable                                   364
Accrued Expenses                                         61,518
                                                   ------------
    Total Liabilities                                   456,436
                                                   ------------
NET ASSETS
Applicable to 239,073,109 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $239,074,166
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                               $1.00
                                                           ----
                                                           ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $239,073,109
Accumulated Net Realized Gain on Investment               1,057
                                                   ------------
    Net Assets                                     $239,074,166
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT FEDERAL MONEY MARKET FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                     $11,889,699
Allocated Portfolio Expenses (Net of
  Reimbursement of $168,013)                                     (442,094)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                11,447,605
FUND EXPENSES
Shareholder Servicing Fee                          $330,316
Administrative Services Fee                          68,154
Registration Fees                                    31,961
Transfer Agent Fees                                  30,719
Printing Expenses                                    18,330
Professional Fees                                    17,421
Amortization of Organization Expenses                14,661
Fund Services Fee                                     8,221
Administration Fee                                    6,930
Trustees' Fees and Expenses                           3,553
Miscellaneous                                         8,223
                                                   --------
    Total Fund Expenses                             538,489
Less: Reimbursement of Expenses                     (99,739)
                                                   --------
NET FUND EXPENSES                                                 438,750
                                                              -----------
NET INVESTMENT INCOME                                          11,008,855
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                        22,450
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $11,031,305
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT FEDERAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                   ----------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     11,008,855   $      9,908,995
Net Realized Gain on Investment Allocated from
  Portfolio                                                  22,450            107,166
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         11,031,305         10,016,161
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (11,008,855)        (9,908,995)
Net Realized Gain                                          (127,601)           (60,045)
                                                   ----------------   ----------------
    Total Distributions to Shareholders                 (11,136,456)        (9,969,040)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  (AT A CONSTANT $1.00 PER SHARE)
Proceeds from Shares of Beneficial Interest Sold      2,065,112,920      1,610,576,005
Reinvestment of Dividends and Distributions               8,255,267          9,126,097
Cost of Shares of Beneficial Interest Redeemed       (2,019,612,833)    (1,605,445,109)
                                                   ----------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                53,755,354         14,256,993
                                                   ----------------   ----------------
    Total Increase in Net Assets                         53,650,203         14,304,114
NET ASSETS
Beginning of Fiscal Year                                185,423,963        171,119,849
                                                   ----------------   ----------------
End of Fiscal Year                                 $    239,074,166   $    185,423,963
                                                   ----------------   ----------------
                                                   ----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT FEDERAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                FOR THE PERIOD
                                                                                               JANUARY 4, 1993
                                                     FOR THE FISCAL YEAR ENDED OCTOBER 31,     (COMMENCEMENT OF
                                                   -----------------------------------------    OPERATIONS) TO
                                                     1997       1996       1995       1994     OCTOBER 31, 1993
                                                   --------   --------   --------   --------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   1.00   $   1.00   $   1.00   $   1.00   $          1.00
                                                   --------   --------   --------   --------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.0501     0.0489     0.0536     0.0333            0.0208
Net Realized Gain (Loss) on Investment               0.0001     0.0006     0.0004    (0.0000)(a)          0.0002
                                                   --------   --------   --------   --------   ----------------
Total from Investment Operations                     0.0502     0.0495     0.0540     0.0333            0.0210
                                                   --------   --------   --------   --------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                               (0.0501)   (0.0489)   (0.0536)   (0.0333)          (0.0208)
Net Realized Gain                                   (0.0005)   (0.0003)        --    (0.0002)               --
                                                   --------   --------   --------   --------   ----------------
Total Distributions to Shareholders                 (0.0506)   (0.0492)   (0.0536)   (0.0335)          (0.0208)
                                                   --------   --------   --------   --------   ----------------

NET ASSET VALUE, END OF PERIOD                     $   1.00   $   1.00   $   1.00   $   1.00   $          1.00
                                                   --------   --------   --------   --------   ----------------
                                                   --------   --------   --------   --------   ----------------
Total Return                                           5.17%      5.03%      5.49%      3.41%             2.10%(b)
                                                   --------   --------   --------   --------   ----------------
                                                   --------   --------   --------   --------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $239,074   $185,424   $171,120   $118,631   $        83,097
Ratios to Average Net Assets
  Expenses                                             0.40%      0.40%      0.40%      0.40%             0.48%(c)
  Net Investment Income                                5.00%      4.89%      5.36%      3.40%             2.53%(c)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                              0.12%      0.13%      0.15%      0.22%             0.26%(c)

------------------------
(a) Less than $0.0001.

(b) Not Annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Pierpont Federal Money Market Fund (the "Fund") is a separate series of The JPM Pierpont Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1993. Prior to January 9, 1997, the Fund's name was The JPM Pierpont Treasury Money Market Fund, and prior to October 10, 1996, the Trust's and the Fund's names were The Pierpont Funds and The Pierpont Treasury Money Market Fund, respectively.

The Fund invests all of its investable assets in The Federal Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (64% at October 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The Fund records its share of net investment income, realized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

   c) Substantially all the Fund's net investment income and net realized capital gain, if any, are declared as dividends daily and paid monthly. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and may be reflected in the Fund's daily dividends. Substantially all the realized net long-term capital gains, if any, of the Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

   d) The Fund incurred organization expenses in the amount of $73,309. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

THE JPM PIERPONT FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

   e) The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Code, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1997, the fee for these services amounted to $6,930.

   b) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and the other portfolios in which the Trust and The JPM Institutional Funds invest (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the fiscal year ended October 31, 1997, the fee for these services amounted to $68,154.

      Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 0.40% of the average daily net assets of the Fund through February 28, 1998. For the fiscal year ended October 31, 1997, Morgan has agreed to reimburse the Fund $99,739 for expenses under this agreement.

   c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to Fund shareholders. The

THE JPM PIERPONT FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund up to and including $2 billion and 0.10% on any excess over $2 billion. For the fiscal year ended October 31, 1997, the fee for these services amounted to $330,316.

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $8,221 for the fiscal year ended October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of these total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,700.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Pierpont Federal Money Market Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Pierpont Federal Money Market Fund (one of the series constituting part of The JPM Pierpont Funds, hereafter referred to as the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period January 4, 1993 (commencement of operations) to October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 17, 1997

The Federal Money Market Portfolio
Annual Report October 31, 1997
(The following pages should be read in conjunction with The JPM Pierpont Federal Money Market Fund
Annual Financial Statements)

THE FEDERAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

  PRINCIPAL                                                                         YIELD TO
    AMOUNT                                                           MATURITY       MATURITY/
(IN THOUSANDS)                  SECURITY DESCRIPTION                   DATE           RATE          VALUE
--------------    -------------------------------------------------  ---------     -----------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (99.8%)
$      10,000     Federal Farm Credit Bank.........................   12/02/97          5.400%   $  9,997,371
       11,000     Federal Farm Credit Bank Discount Note...........   12/05/97          5.380      10,944,108
        9,000     Federal Farm Credit Bank Discount Note...........   12/11/97          5.380       8,946,200
       16,000     Federal Farm Credit Bank Discount Note...........   12/16/97          5.380      15,892,400
       10,000     Federal Farm Credit Bank Discount Note...........   11/05/97          5.400       9,994,000
       25,000     Federal Home Loan Bank (due 9/17/98).............   11/17/97(a)       5.400      24,982,757
       50,000     Federal Home Loan Bank (due 8/18/98).............   11/18/97(a)       5.405      49,970,603
       25,000     Federal Home Loan Bank (due 12/16/97)............   11/16/97(a)       5.465      24,999,063
       15,000     Federal Home Loan Bank...........................   10/16/98          5.682      14,984,510
        5,000     Federal Home Loan Bank...........................   06/12/98          5.800       4,998,857
       10,000     Federal Home Loan Bank...........................   06/09/98          5.960       9,997,649
       15,000     Student Loan Marketing Association Discount
                    Note...........................................   11/12/97          5.000      14,974,883
       41,785     Student Loan Marketing Association Discount
                    Note...........................................   12/03/97          5.380      41,585,175
       84,300     Student Loan Marketing Association Discount
                    Note...........................................   11/03/97          5.630      84,273,633
       50,000     Tennessee Valley Authority Discount Note.........   12/11/97          5.430      49,698,333
                                                                                                 ------------
                  TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE
                  (99.8%)..........................................                               376,239,542
                  OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%).....                                   744,265
                                                                                                 ------------
                  NET ASSETS (100.0%)                                                            $376,983,807
                                                                                                 ------------
                                                                                                 ------------

------------------------------
(a)The date listed under the heading maturity date represents the next interest rate reset date. The actual maturity date is indicated in the security description.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Amortized Cost and Value            $376,239,542
Cash                                                      4,289
Interest Receivable                                     830,545
Receivable for Expense Reimbursement                     25,492
Prepaid Trustees' Fees                                    1,788
Deferred Organization Expenses                              974
Prepaid Expenses and Other Assets                         1,931
                                                   ------------
    Total Assets                                    377,104,561
                                                   ------------
LIABILITIES
Advisory Fee Payable                                     66,863
Custody Fee Payable                                      16,814
Administrative Services Fee Payable                      10,031
Administration Fee Payable                                  854
Fund Services Fee Payable                                   549
Accrued Expenses                                         25,643
                                                   ------------
    Total Liabilities                                   120,754
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $376,983,807
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                               $17,760,327
EXPENSES
Advisory Fee                                       $659,707
Administrative Services Fee                         101,963
Custodian Fees and Expenses                          66,249
Professional Fees and Expenses                       38,631
Fund Services Fee                                    12,004
Administration Fee                                    6,218
Amortization of Organization Expenses                 5,552
Trustees' Fees and Expenses                           5,273
Miscellaneous                                        14,487
                                                   --------
    Total Expenses                                  910,084
Less: Reimbursement of Expenses                    (250,377)
                                                   --------
NET EXPENSES                                                      659,707
                                                              -----------
NET INVESTMENT INCOME                                          17,100,620
NET REALIZED GAIN ON INVESTMENTS                                   36,079
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $17,136,699
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     17,100,620   $     16,581,846
Net Realized Gain on Investments                             36,079            169,188
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         17,136,699         16,751,034
                                                   ----------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         2,410,983,122      1,895,749,425
Withdrawals                                          (2,346,071,346)    (1,935,444,581)
                                                   ----------------   ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                       64,911,776        (39,695,156)
                                                   ----------------   ----------------
    Total Increase (Decrease) in Net Assets              82,048,475        (22,944,122)
NET ASSETS
Beginning of Fiscal Year                                294,935,332        317,879,454
                                                   ----------------   ----------------
End of Fiscal Year                                 $    376,983,807   $    294,935,332
                                                   ----------------   ----------------
                                                   ----------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                FOR THE PERIOD
                                                   FOR THE FISCAL YEAR ENDED   JANUARY 4, 1993
                                                          OCTOBER 31,          (COMMENCEMENT OF
                                                   -------------------------    OPERATIONS) TO
                                                   1997   1996   1995   1994   OCTOBER 31, 1993
                                                   ----   ----   ----   ----   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         0.20%  0.20%  0.20%  0.22%             0.26%(a)
  Net Investment Income                            5.18%  5.08%  5.55%  3.65%             2.75%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                          0.08%  0.07%  0.06%  0.05%             0.07%(a)

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Federal Money Market Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on November 4, 1992. The Portfolio commenced operations on January 4, 1993. The Portfolio's investment objective is to provide current income, maintain a high level of liquidity and preserve capital. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. Prior to January 9, 1997 the Portfolio's name was The Treasury Money Market Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   a) Investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

      The Portfolio's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade date basis. Investment income consists of interest income, which includes the amortization of premiums and discounts, and is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

   d) The Portfolio incurred organization expenses in the amount of $27,491. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion and 0.10% on any excess over $1 billion. For the fiscal year ended October 31, 1997, such fees amounted to $659,707.

   b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio, and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1997, the fee for these services amounted to $6,218.

   c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the fiscal year ended October 31, 1997, the fee for these services amounted to $101,963.

      Morgan has agreed to reimburse the Portfolio to the extent necessary to maintain the total operating expenses of the Portfolio at no more than 0.20% of the average daily net assets of the Portfolio through February 28, 1998. For the fiscal year ended October 31, 1997, Morgan has agreed to reimburse the Portfolio $250,377 for expenses under this agreement.

   d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $12,004 for the fiscal year ended October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Portfolio's

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,400.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Federal Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Federal Money Market Portfolio (the "Portfolio") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended and for the period January 4, 1993 (commencement of operations) to October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 17, 1997

JPM PIERPONT FEDERAL MONEY MARKET FUND

JPM PIERPONT PRIME MONEY MARKET FUND

JPM PIERPONT TAX EXEMPT MONEY MARKET FUND

JPM PIERPONT BOND FUND

JPM PIERPONT EMERGING MARKETS DEBT FUND

JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND

JPM PIERPONT SHORT TERM BOND FUND

JPM PIERPONT TAX EXEMPT BOND FUND

JPM PIERPONT SHARES: CALIFORNIA BOND FUND

JPM PIERPONT DIVERSIFIED FUND

JPM PIERPONT U.S. EQUITY FUND

JPM PIERPONT U.S. SMALL COMPANY FUND

JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND

JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND

JPM PIERPONT EMERGING MARKETS EQUITY FUND

JPM PIERPONT EUROPEAN EQUITY FUND

JPM PIERPONT INTERNATIONAL EQUITY FUND

JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND

JPM PIERPONT JAPAN EQUITY FUND



The

JPM Pierpont

Federal Money

Market Fund



FOR MORE INFORMATION ON HOW THE JPM PIERPONT FUNDS CAN HELP YOU PLAN FOR YOUR FUTURE, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.



ANNUAL REPORT
OCTOBER 31, 1997